EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10K/A (the “Form 10K/A”) for the year ended December 31, 2011 of Crimson Exploration Inc. (the “Issuer”).  The undersigned hereby certifies that the Form 10K/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10K/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	May 11, 2012
/s/ Allan D. Keel
Name:	Allan D. Keel
Title:	President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.